UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    August 3, 2023

Benchmark 2023-V3 Mortgage Trust

(Central Index Key Number 0001982178)

(Exact name of issuing entity)

GS Mortgage Securities Corporation II

(Central Index Key Number 0001004158)

(Exact name of the depositor as specified in its charter)

Goldman Sachs Mortgage Company

(Central Index Key Number 0001541502)

Barclays Capital Real Estate Inc.

(Central Index Key Number 0001549574)

Citi Real Estate Funding Inc.

(Central Index Key Number 0001701238)

German American Capital Corporation

(Central Index Key Number 0001541294)

Bank of Montreal

(Central Index Key Number 0000927971)

JPMorgan Chase Bank, National Association

(Central Index Key Number 0000835271)

(Exact name of the sponsors as specified in its charters)

Delaware	333-261764-02	22-3442024
(State or other jurisdiction of incorporation of depositor)	(Commission File Number of issuing entity)	(IRS Employer Identification No. of depositor)

200 West Street New York, New York	10282
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 902-1000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 8.01.	Other Events.

On August 3, 2023 (the “Closing Date”), GS Mortgage Securities Corporation II (the “Depositor”) caused (i) the issuance of Benchmark 2023-V3 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2023-V3 (the “Certificates”) and (ii) the creation of an uncertificated interest (the “RR Interest”, and, together with the Class RR Certificates, the “VRR Interest”) in the Issuing Entity (as defined below) representing the right to receive a specified percentage of certain amounts collected on the Mortgage Loans (as defined below), net of all expenses of the Issuing Entity, in each case pursuant to a pooling and servicing agreement, dated as of July 1, 2023 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among the Depositor, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Greystone Servicing Company LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

The assets of the Issuing Entity (as defined below) include several Mortgage Loans each of which is a part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, a “Co-Lender Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus dated July 20, 2023 and filed with the Securities and Exchange Commission on August 3, 2023 (the “Prospectus”). Each Co-Lender Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement, but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the applicable Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus.

Name of Co-Lender Agreement (as defined in the Pooling and Servicing Agreement)	Co-Lender Agreement Exhibit	Non-Serviced Servicing Agreement (if any) Exhibit
12800 Culver Boulevard Co-Lender Agreement	4.8	NAP
Gateway Center South Co-Lender Agreement	4.9	(1)
Back Bay Office Co-Lender Agreement	4.10	4.2
Oxmoor Center Co-Lender Agreement	4.11	NAP
Austin Multifamily Portfolio Co-Lender Agreement	4.12	4.3
Select Parking NYC Portfolio Co-Lender Agreement	4.13	NAP
Heritage Plaza Co-Lender Agreement	4.14	4.3(2)
Harborside 2-3 Co-Lender Agreement	4.15	4.3
Green Acres Co-Lender Agreement	4.16	4.3
The Widener Building Co-Lender Agreement	4.17	(1)
One & Two Commerce Square Co-Lender Agreement	4.18	4.4(2)
Miracle Mile Co-Lender Agreement	4.19	4.5
Queens Crossing Co-Lender Agreement	4.20	4.6
Scottsdale Fashion Square Co-Lender Agreement	4.21	4.7
Riverview Tower Co-Lender Agreement	4.22	(1)
Platinum Tower Co-Lender Agreement	4.23	4.2
(1)	The subject Whole Loan will be serviced under the Pooling and Servicing Agreement until the securitization of the applicable controlling pari passu companion loan, after which the subject

Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.

(2)	The subject Whole Loan will be serviced under the applicable Non-Serviced PSA until the securitization of the applicable controlling pari passu companion loan, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.

The Certificates will consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-3, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”), (ii) the Class X-D, Class D, Class E, Class F, Class G, Class H and Class R Certificates (collectively, the “Private Certificates”) and (iii) the Class RR Certificates.

All of the Public Certificates, having an aggregate initial principal amount of $837,798,000, were sold to Goldman Sachs & Co. LLC (“GS&Co.”), Barclays Capital Inc. (“Barclays Capital”), Citigroup Global Markets Inc. (“CGMI”), Deutsche Bank Securities Inc. (“DBSI”), BMO Capital Markets Corp. (“BMO Capital Markets”), J.P. Morgan Securities LLC (“JPMS”), AmeriVet Securities, Inc. (“AmeriVet”) and Drexel Hamilton, LLC (“Drexel”, and together with GS&Co., Barclays Capital, CGMI, DBSI, BMO Capital Markets, JPMS and AmeriVet, in such capacities, the “Underwriters”), pursuant to an underwriting agreement, dated as of July 19, 2023 (the “Underwriting Agreement”) and as to which an executed version is attached hereto as Exhibit 1.1, among the Depositor and the Underwriters. GS&Co., Barclays Capital, CGMI, DBSI, BMO Capital Markets and JPMS are acting as the co-lead managers. The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Prospectus in negotiated transactions or otherwise at varying prices determined at the time of sale.

In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached hereto as Exhibits 5, 8 and 23.

All of the Private Certificates, having an aggregate initial principal amount of $79,081,508, were sold to GS&Co., Barclays Capital, CGMI, DBSI, BMO Capital Markets, JPMS, AmeriVet and Drexel (together, in such capacities, the “Initial Purchasers”), pursuant to a purchase agreement, dated as of July 19, 2023, among the Depositor and the Initial Purchasers. The Private Certificates were sold to the Initial Purchasers in a transaction exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(a)(2) of the Act.

The Certificates and the RR Interest represent, in the aggregate, the entire beneficial ownership in Benchmark 2023-V3 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 38 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 73 commercial, multifamily and/or manufactured housing properties. The Mortgage Loans were acquired by the Depositor from (i) Goldman Sachs Mortgage Company (“GSMC”), pursuant to a mortgage loan purchase agreement, attached hereto as Exhibit 99.1 and dated as of August 3, 2023 (the “GSMC Mortgage Loan Purchase Agreement”), between the Depositor and GSMC, (ii) Barclays Capital Real Estate Inc. (“BCREI”), pursuant to a mortgage loan purchase agreement, attached hereto as Exhibit 99.2 and dated as of August 3, 2023 (the “BCREI Mortgage Loan Purchase Agreement”), among the Depositor, BCREI and Barclays Capital Holdings Inc., (iii) Citi Real Estate Funding Inc. (“CREFI”), pursuant to a mortgage loan purchase agreement, attached hereto as Exhibit 99.3 and dated as of August 3, 2023 (the “CREFI Mortgage Loan Purchase Agreement”), between the Depositor and CREFI, (iv) German American Capital Corporation (“GACC”), pursuant to a mortgage loan purchase agreement, attached hereto as Exhibit 99.4 and dated as of August 3, 2023 (the “GACC Mortgage Loan Purchase Agreement”), between the Depositor and GACC, (v) Bank of Montreal (“BMO”), pursuant to a mortgage loan purchase agreement, attached hereto as Exhibit 99.5 and dated as of August 3, 2023 (the “BMO Mortgage Loan Purchase Agreement”), between the Depositor and BMO and (vi) JPMorgan Chase Bank, National Association (“JPMCB”, and together with GSMC, BCREI, CREFI, GACC and BMO, the “Sponsors”), pursuant to a mortgage loan purchase agreement, attached hereto as Exhibit 99.6 and dated as of August 3, 2023 (the “JPMCB Mortgage Loan Purchase Agreement”, and together with the GSMC Mortgage Loan Purchase Agreement, the BCREI Mortgage Loan Purchase Agreement, the CREFI Mortgage Loan Purchase Agreement, the GACC Mortgage Loan Purchase Agreement and the BMO Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and JPMCB.

The compensation for the Mortgage Loans paid to the Sponsors included net proceeds of the sale of the Certificates. The net proceeds to the Depositor of the sale of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of approximately $4,446,681, were approximately $937,410,008. Of the expenses paid by the Depositor, approximately $126,469 were paid directly to affiliates of the Depositor, approximately $176,469 in the form of fees were paid to the Underwriters and the Initial Purchasers, approximately $150,000 were paid to or for the Underwriters and the Initial Purchasers, and approximately $4,120,212 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Depositor. Further information regarding such sales relating to the price per class of Public Certificates is set forth on Schedule II to the Underwriting Agreement.

Further information regarding such sales has been previously provided in the Depositor’s Prospectus, dated July 20, 2023. The related registration statement (file no. 333-261764) was originally declared effective on March 30, 2022. In connection with such Prospectus, the Chief Executive Officer of the Depositor has provided the certification attached hereto as Exhibit 36.1 and dated as of July 20, 2023.

GSMC, in its capacity as “retaining sponsor” (in such capacity, the “Retaining Sponsor”) is satisfying its credit risk retention obligation under Regulation RR, 12 C.F.R. Part 244 (the “Risk Retention Rule”) in connection with the securitization of the Mortgage Loans referred to above by (i) the purchase of the Class RR Certificates by CREFI and Barclays Bank PLC (“BBPLC”) from the Depositor (which is deemed to be purchased from the Depositor by the Retaining Sponsor and from the Retaining Sponsor by CREFI and BBPLC), and (ii) the purchase of the RR Interest by the Retaining Sponsor from the Depositor.

The VRR Interest constitutes an “eligible vertical interest” (as defined in the Risk Retention Rule) that represents the right to receive at least 5.0% of all amounts collected on the Mortgage Loans, net of all expenses of the Issuing Entity, and distributed on the Certificates (other than the Class R Certificates) and the RR Interest.

The Underwriting Agreement, the Pooling and Servicing Agreement and the Mortgage Loan Purchase Agreements are attached as exhibits to this Form 8-K.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.
(d)	Exhibits
Exhibit 1.1	Underwriting Agreement, dated as of July 19, 2023, among GS Mortgage Securities Corporation II, as depositor, and Goldman Sachs & Co. LLC, Barclays Capital Inc., Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., J.P. Morgan Securities LLC, AmeriVet Securities, Inc. and Drexel Hamilton, LLC, as underwriters.
Exhibit 4.1	Pooling and Servicing Agreement, dated as of July 1, 2023, among GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Greystone Servicing Company LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.2	Benchmark 2023-B39 PSA (as defined in the Pooling and Servicing Agreement).
Exhibit 4.3	Benchmark 2023-V2 PSA (as defined in the Pooling and Servicing Agreement).
Exhibit 4.4	BBCMS 2023-C20 PSA (as defined in the Pooling and Servicing Agreement).
Exhibit 4.5	MIRA Trust 2023-MILE TSA (as defined in the Pooling and Servicing Agreement).
Exhibit 4.6	BANK5 2023-5YR2 PSA (as defined in the Pooling and Servicing Agreement).
Exhibit 4.7	SCOTT 2023-SFS TSA (as defined in the Pooling and Servicing Agreement).
Exhibit 4.8	12800 Culver Boulevard Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.9	Gateway Center South Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.10	Back Bay Office Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.11	Oxmoor Center Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.12	Austin Multifamily Portfolio Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.13	Select Parking NYC Portfolio Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.14	Heritage Plaza Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.15	Harborside 2-3 Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.16	Green Acres Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.17	The Widener Building Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.18	One & Two Commerce Square Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.19	Miracle Mile Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.20	Queens Crossing Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.21	Scottsdale Fashion Square Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.22	Riverview Tower Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.23	Platinum Tower Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated August 3, 2023.
Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated August 3, 2023 (included as part of Exhibit 5).
Exhibit 23	Consent Opinion of Cadwalader, Wickersham & Taft LLP, dated August 3, 2023 (included as part of Exhibit 5).
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus, dated July 20, 2023.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of August 3, 2023, between Goldman Sachs Mortgage Company, as seller, and GS Mortgage Securities Corporation II, as purchaser.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of August 3, 2023, among Barclays Capital Real Estate Inc., as seller, Barclays Capital Holdings Inc. and GS Mortgage Securities Corporation II, as purchaser.
Exhibit 99.3	Mortgage Loan Purchase Agreement, dated as of August 3, 2023, between Citi Real Estate Funding Inc., as seller, and GS Mortgage Securities Corporation II, as purchaser.

Exhibit 99.4	Mortgage Loan Purchase Agreement, dated as of August 3, 2023, between German American Capital Corporation, as seller, and GS Mortgage Securities Corporation II, as purchaser.
Exhibit 99.5	Mortgage Loan Purchase Agreement, dated as of August 3, 2023, between Bank of Montreal, as seller, and GS Mortgage Securities Corporation II, as purchaser.
Exhibit 99.6	Mortgage Loan Purchase Agreement, dated as of August 3, 2023, between JPMorgan Chase Bank, National Association, as seller, and GS Mortgage Securities Corporation II, as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 3, 2023	GS MORTGAGE SECURITIES CORPORATION II

	By:	/s/ Scott Epperson
		Name:	Scott Epperson
		Title:	Chief Executive Officer

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1.1	Underwriting Agreement, dated as of July 19, 2023, among GS Mortgage Securities Corporation II, as depositor, and Goldman Sachs & Co. LLC, Barclays Capital Inc., Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., J.P. Morgan Securities LLC, AmeriVet Securities, Inc. and Drexel Hamilton, LLC, as underwriters.	(E)
4.1	Pooling and Servicing Agreement, dated as of July 1, 2023, among GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Greystone Servicing Company LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)
4.2	Benchmark 2023-B39 PSA (as defined in the Pooling and Servicing Agreement).	(E)
4.3	Benchmark 2023-V2 PSA (as defined in the Pooling and Servicing Agreement).	(E)
4.4	BBCMS 2023-C20 PSA (as defined in the Pooling and Servicing Agreement).	(E)
4.5	MIRA Trust 2023-MILE TSA (as defined in the Pooling and Servicing Agreement).	(E)
4.6	BANK5 2023-5YR2 PSA (as defined in the Pooling and Servicing Agreement).	(E)
4.7	SCOTT 2023-SFS TSA (as defined in the Pooling and Servicing Agreement).	(E)
4.8	12800 Culver Boulevard Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.9	Gateway Center South Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.10	Back Bay Office Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)

4.11	Oxmoor Center Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.12	Austin Multifamily Portfolio Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.13	Select Parking NYC Portfolio Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.14	Heritage Plaza Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.15	Harborside 2-3 Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.16	Green Acres Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.17	The Widener Building Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.18	One & Two Commerce Square Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.19	Miracle Mile Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.20	Queens Crossing Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.21	Scottsdale Fashion Square Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.22	Riverview Tower Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.23	Platinum Tower Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated August 3, 2023.	(E)
8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated August 3, 2023 (included as part of Exhibit 5).	(E)
23	Consent Opinion of Cadwalader, Wickersham & Taft LLP, dated August 3, 2023 (included as part of Exhibit 5).	(E)

36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus, dated July 20, 2023.	(E)
99.1	Mortgage Loan Purchase Agreement, dated as of August 3, 2023, between Goldman Sachs Mortgage Company, as seller, and GS Mortgage Securities Corporation II, as purchaser.	(E)
99.2	Mortgage Loan Purchase Agreement, dated as of August 3, 2023, among Barclays Capital Real Estate Inc., as seller, Barclays Capital Holdings Inc. and GS Mortgage Securities Corporation II, as purchaser.	(E)
99.3	Mortgage Loan Purchase Agreement, dated as of August 3, 2023, between Citi Real Estate Funding Inc., as seller, and GS Mortgage Securities Corporation II, as purchaser.	(E)
99.4	Mortgage Loan Purchase Agreement, dated as of August 3, 2023, between German American Capital Corporation, as seller, and GS Mortgage Securities Corporation II, as purchaser.	(E)
99.5	Mortgage Loan Purchase Agreement, dated as of August 3, 2023, between Bank of Montreal, as seller, and GS Mortgage Securities Corporation II, as purchaser.	(E)
99.6	Mortgage Loan Purchase Agreement, dated as of August 3, 2023, between JPMorgan Chase Bank, National Association, as seller, and GS Mortgage Securities Corporation II, as purchaser.	(E)